34th Annual J.P. Morgan Healthcare Conference

Kenneth A. Burdick
Chief Executive Officer

January 12, 2016

Cautionary Statement

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions are forward-looking statements. For example, statements regarding the Company's 2015 estimated financial results and 2016 financial outlook contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the outcome of any protests related to Medicaid awards, CMS approval of Medicaid contracts, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, including, but not limited to, WellCare's ability to meet the requirements of readiness reviews, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the Company's filings with the U.S. Securities and Exchange Commission (the SEC), included under the captions "Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2015, and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

Our Mission to Serve


At WellCare, our members are our reason for being.
We work each day to enhance our members' health and quality of life.

Diversified Government Programs Portfolio

Focused on government-sponsored managed care programs, serving medically complex and economically challenged populations



Medicaid, Medicare Advantage, and PDP
Medicare Advantage and PDP
Medicare stand-alone PDP
Medicaid and PDP

Medicaid Health Plans

9 states
~2.4M members
Premium revenue of ~$8.8B

Medicare Health Plans

15 states
~355,000 members
Premium revenue of ~$3.9B

Medicare Part D Plans

Nationwide
~1.03 million members
Premium revenue of ~$937.5M

Membership as of September 30, 2015
Premium revenues based on midpoint of 2016 guidance as of January 12, 2016

Executive Team

WellCare Health Plans



KEN BURDICK
Chief Executive Officer



LARRY ANDERSON
Chief Human Resources Officer



DREW ASHER
Chief Financial Officer



KELLY MUNSON
Senior Vice President, Division President and Product



MIKE POLEN
Senior Vice President, Operations



MICHAEL RADU
Senior Vice President, Clinical Operations and Business Development



DAVE REYNOLDS
Division President



BLAIR TODT
Chief Legal and Administrative Officer, and Secretary



MICHAEL YOUNT
Chief Compliance Officer

Net Income Margin Expansion

Multi-year target* = 2%+

2015
- Florida MMA
- PDP bids
- Rx rebates
- Care management
- Net income focus
- Build bench strength

2016
+ Plus
- Improved PBM cost structure on all businesses
- MA bids
- Care model momentum
- IT and operations
- Stable ACA fee

2017
+ Plus
- 2016 margin execution momentum
- Operational excellence
- Capital deployment
- MA Star progress
- SG&A leverage on growth

2018
Simultaneously delivering on:
- Execution
- Operational excellence
- Growth
- Margin expansion
- Consistency

*On composition of current business

Momentum and 2015 Accomplishments

WellCare Health Plans

- On track to beat original 2015 adjusted EPS guidance
  - Turnaround of PDP business (significant improvement in MBR)
  - Florida Medicaid turnaround
- Negotiated meaningfully improved pharmacy cost structure for all lines of business effective January 1, 2016
- Successful reprocurement of Georgia and Kentucky Medicaid contracts
- Balance sheet improvements
- Positioned for meaningful EPS growth in 2016

Focus On Long-Term Growth

WellCare Health Plans

Well-positioned for future growth opportunities



Expansion of existing Medicaid programs to complex populations
Medicaid expansion under ACA
Greenfield opportunities with new Medicaid RFPs
Long-term growth opportunities
Medicare M&A
Medicaid M&A
Medicare Advantage penetration and expansion

Well-Positioned for Future Opportunities

WellCare Health Plans

Strengthened Balance Sheet

- **Successful $300M senior note add-on offering in June 2015**
- **Collected $845M CMS Medicare Part D 2014 receivable in 4Q15**
- **Completed new $850 million revolving credit facility on January 8, 2016**
- **Well-positioned to seize organic and M&A opportunities**

New $850M Credit Facility

Replaces previous $300M revolving credit facility (was undrawn)

Paid off $300M Term Loan

Combination of cash and $200M draw on new credit facility

$650M of credit facility remains untapped + >$600M parent cash*

Remaining capacity of credit facility and cash at parent provide capital to fund organic growth and M&A

*Estimated as of 12/31/2015, pro forma for repayment of $300 million term loan and $200 million borrowing under the new revolving credit facility

2016 Guidance

Guidance Metrics	2016 Guidance
Segment premium revenue	
Adjusted Medicaid Health Plans[1]	$8.75B to $8.90B
Medicare Health Plans	$3.85B to $3.95B
Medicare PDP	$900M to $975M
Adjusted premium revenue[1]	$13.5B to $13.825B
Medicaid ACA industry fee reimbursement	$229M to $237M
Investment & other income	$12M to $16M
Segment MBR:	
Adjusted Medicaid Health Plans[1]	89.0% to 90.0%
Medicare Health Plans	85.25% to 86.50%
Medicare PDP	81.0% to 83.0%
Adjusted SG&A ratio[2][6]	7.7% to 7.9%
ACA industry fee expense	$223M to $233M
Adjusted depreciation & amortization[3]	$72M to $75M
Interest expense	$58M to $62M
Adjusted effective income tax rate[4][6]	56.0% to 58.0%
Adjusted earnings per diluted share[5][6]	**$4.35 to $4.60**

Note: Refer to the Appendix for footnotes and basis of presentation

2016 Guidance: Key Assumptions

WellCare Health Plans

- Improvement in Medicaid MBR
  - Momentum from execution in 2015; improved pharmacy cost structure
- Continued improvement in Medicare MBR
  - Improved bid process, medical expense initiatives, and product and county rationalization
  - Expect dip in membership early in year due to bid positioning; expect growth thereafter
- Continued performance in PDP (MBR in low 80%'s)
- SG&A expense ratio stable given slight revenue growth in 2016
- Will not record a PDR related to Iowa in 4Q15; nonrecurring Iowa G&A costs of $12 million to $14 million in 4Q15

WCG: Value Proposition

WellCare Health Plans

- Solely focused on the growth “sweet spot” of managed care
  - Government-sponsored managed care
  - Serving medically complex populations provides significant value to government customers and members
  - Significant penetration opportunity in Medicaid and Medicare Advantage
- Disciplined focus on operational and financial execution
- Combination of margin expansion and growth opportunity

Appendix

2016 Guidance Footnotes

1. Excludes an estimated $105.0 million to $110.0 million in Medicaid premium taxes and an estimated $229.0 million to $237.0 million for Medicaid ACA industry fee reimbursement.
2. Excludes the following items: an estimated $1.0 million to $2.0 million in Sterling divestiture costs; estimated Medicaid premium taxes and Medicaid ACA industry fee reimbursement; Iowa-related G&A costs, PBM transitory costs and government investigation-related costs.
3. Excludes an estimated $10.1 million of amortization expense associated with prior acquisitions.
4. Excludes the estimated income tax effect associated with the government investigation-related costs, PBM transitory costs, the Sterling gain and Sterling divestiture costs, amortization expense associated with prior acquisitions and Iowa-related G&A expenses.
5. The company estimates adjusted earnings per diluted share guidance by adjusting net income for the estimated net of tax effect of acquisition-related amortization expense, government investigation-related costs, the Sterling gain and Sterling divestiture costs, PBM transitory costs and Iowa-related G&A expenses.
6. WellCare is not able to project the amount of future costs associated with the PBM transition, the wind-down of Iowa operations or the government investigations and, therefore, cannot reconcile these metrics to total projected GAAP metrics.

Basis of Presentation

WellCare Health Plans

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the Company's performance. Following is a description of the adjustments made to GAAP measures used to calculate the non-GAAP measures used in this news release.

- Adjusted premium revenue = Total premium revenue (GAAP) less Medicaid premium taxes revenue and Medicaid reimbursements of the ACA industry fee. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
- MBR (GAAP) = medical benefits expense divided by total premium revenue (GAAP).
- Adjusted MBR (non-GAAP) = medical benefits expense divided by adjusted premium revenue. The Company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
- Adjusted SG&A expense (non-GAAP) = SG&A (GAAP) expense less certain SG&A expenses related to previously disclosed government investigations and related litigation and resolution costs, PBM transitory costs, Sterling divestiture costs and Iowa-related G&A costs.
- Adjusted SG&A ratio (non-GAAP) = adjusted SG&A expense divided by adjusted premium revenue.
- Adjusted depreciation & amortization = depreciation & amortization (GAAP) less acquisition-related amortization expenses.
- 2015 Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less the government investigations and related litigation and resolution costs, PBM transitory costs, the Sterling gain and Sterling divestiture costs, and Iowa-related G&A costs.
- 2016 Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less the government investigations and related litigation and resolution costs, PBM transitory costs, the Sterling gain and Sterling divestiture costs, acquisition-related amortization expenses, and Iowa-related G&A costs.
- Adjusted income tax expense (non-GAAP) = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
- Adjusted effective income tax rate (non-GAAP) = adjusted income tax expense divided by adjusted income before taxes.
- Adjusted net income = adjusted income before taxes less adjusted income tax expense.
- Adjusted earnings per diluted share (non-GAAP) = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.